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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported):  AUGUST 28, 2001

                            EQUISTAR CHEMICALS, LP

            (Exact name of registrant as specified in its charter)

           DELAWARE                     333-76473                76-0550481
(State or other jurisdiction of        (Commission            (I.R.S. Employer
        incorporation)                 File Number)          Identification No.)

                             1221 MCKINNEY STREET
                        SUITE 700, HOUSTON, TEXAS 77010
             (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code:  713-652-7200
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ITEM 5.  OTHER EVENTS

     In a press release dated August 24, 2001, Equistar Chemicals, LP ("Equistar") announced the completion of its previously announced $1.5 billion debt financing. The financing includes $700 million of new seven-year, 10-1/8% Senior Notes, as well as an amended and restated bank facility consisting of a secured six-year, $300 million term loan and a secured five-year, $500 million revolving credit facility, which is undrawn. The purpose of the financing is to refinance Equistar's bank credit facility and certain other debt maturing over the next 15 months. The Senior Notes have not been registered under the Securities Act of 1933 and may not be offered or sold in the U.S. absent registration or an applicable exemption from registration requirements. The text of the press release dated August 24, 2001 is filed as an exhibit to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits
     99.1  --  Press release dated August 24, 2001
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Equistar Chemicals, LP



                              By: /s/ Gerald A. O'Brien
                                  _________________________________
                                  Gerald A. O'Brien
                                  Vice President, General Counsel and Secretary

Date:  August 28, 2001
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EXHIBIT NO.           DESCRIPTION OF EXHIBIT
-----------           ----------------------
   99.1         Press release dated August 24, 2001